Welcome – Investor Day 2013 Julie Trudell, Vice President of Investor Relations Exhibit 99.1

Forward-Looking Statements

We make statements in this presentation that are forward-looking statements within the meaning of the federal securities laws. In particular, statements pertaining to our sources and uses of capital, the availability and terms of third party financing, our progress in developing properties in our development pipeline, our prospects for future pipeline development projects, the performance of our property portfolio, estimates of revenues and profits from general contracting and real estate services, anticipated market conditions and our results of operations contain forward-looking statements. You can identify forward-looking statements by the use of forward-looking terminology such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” “pro forma,” “estimates” or
“anticipates” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions.
Forward-looking statements involve numerous risks and uncertainties and you should not rely on them as predictions of future events. Forward-looking statements depend on assumptions, data or methods which may be incorrect or imprecise and we may not be able to realize them. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:
•   adverse economic or real estate developments, either nationally or in the markets in which our properties are located;
•   our failure to develop the properties in our identified development pipeline successfully, on the anticipated timeline or at the anticipated costs;
•   our failure to generate sufficient cash flows to service our outstanding indebtedness;
•   defaults on, early terminations of or non-renewal of leases by tenants, including significant tenants;
•   bankruptcy or insolvency of a significant tenant or a substantial number of smaller tenants;
•   difficulties in identifying or completing property development or acquisition opportunities, including our proposed acquisition of the Liberty Apartments;
•   our failure to successfully operate developed and acquired properties;
•   fluctuations in interest rates and increased operating costs;
•   our failure to obtain necessary outside financing on favorable terms or at all, including any increase in the borrowing capacity under our credit facility;
•   our failure to generate income in our general contracting and real estate services segment in amounts that we anticipate;
•   general economic conditions;
•   financial market fluctuations;
•   risks that affect the general retail environment or the market for office properties or multifamily units;
•   the competitive environment in which we operate;
•   decreased rental rates or increased vacancy rates;
•   conflicts of interests with our officers and directors;
•   lack or insufficient amounts of insurance;
•   environmental uncertainties and risks related to adverse weather conditions and natural disasters;
•   other factors affecting the real estate industry generally;
•   our failure to qualify and maintain our qualification as a REIT for U.S. federal income tax purposes;
•   limitations imposed on our business and our ability to satisfy complex rules in order for us to qualify as a REIT for U.S. federal income tax purposes; and
•   changes in governmental regulations or interpretations thereof, such as real estate and zoning laws and increases in real property tax rates and taxation of REITs.
While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. You should not place undue reliance on any forward-looking statements that are based on information currently available to us. For a further discussion of these and other factors that could impact our future results, performance or transactions, see the section titled “Risk Factors” in our Prospectus filed with the Securities and Exchange Commission (“SEC”) pursuant to
Rule 424(b)(4) on May 9, 2013 as part of our Registration Statement on Form S-11 and our subsequent quarterly reports on Form 10-Q and current reports on Form 8-K filed with or furnished to the SEC.
We disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, of new information, data or methods, future events or other changes after the date of this presentation, except as required by applicable law.

CEO Remarks Lou Haddad

Company Overview Stable Portfolio Development Pipeline Construction Fee Business Agenda 3

National Reach with Strategic Mid-
Atlantic Focus

Current Portfolio & Development Pipeline
Previous Construction or Development Projects
Office
Retail
Multifamily
Pipeline
Property Key
AHH’s portfolio is concentrated in attractive markets with diverse growth drivers and favorable supply/demand characteristics

ARMADA HOFFLER PROPERTIES

MANDARIN ORIENTAL THE HOTEL GROUP

SENTARA

HAMPTON UNIVERSITY

Harris Teeter

CRESTLINE HOTELS & RESORTS

DRUCKER & FALK REAL ESTATE

THE CARLYLE GROUP

Bruce Smith Enterprises

Virginia Tech

Newport News

RICHMOND VIRGINIA

JOHNS HOPKINS UNIVERSITY

CHESAPEAKE Virginia

Armada Hoffler has built
irreplaceable relationships
and credibility over decades
executing large, complex,
multi-use projects:
Provides unique access
Drives repeat business
National referral base
Sustainable competitive
advantage
Deep and Extensive Relationships

Construction, Development and Corporate Relationships
Public & Private Partnerships
H & S
Properties

Executive Team

Daniel A. Hoffler
Chairman of the Board
A. Russell Kirk
Vice Chairman
of the Board
Louis S. Haddad
President & CEO
Anthony P. Nero
President of
Development
Eric Apperson
President of
Construction
Shelly Hampton,
President of Asset
Management
Eric L. Smith
VP of Operations
Michael P. O’Hara
Chief Financial Officer

Company Overview Stable Portfolio Development Pipeline Construction Fee Business Agenda 7

98.3%
98.8%
98.2% 98.0%
96.0%
92.4%
94.1%
93.4%
50%
60%
70%
80%
90%
100%
2006 2007 2008 2009 2010 2011 2012 2013 Q2
97.6% 97.6%
95.6%
94.6%
93.4% 93.5%
93.9%
94.6%
50%
60%
70%
80%
90%
100%
2006 2007 2008 2009 2010 2011 2012 2013 Q2
85.7%
88.9%
85.9%
95.5%
93.3%
94.9%
91.2%
50%
60%
70%
80%
90%
100%
2007 2008 2009 2010 2011 2012 2013 Q2
Stable Portfolio
Historical Office Occupancy
(1)
_____________________
(1)    Occupancy as of  12/31 for each period except for 2013 Q2

Historical Retail Occupancy
(1)
Historical Multifamily Occupancy
(1)

Well Managed Lease Terms
_____________________
(1) As of 6/30/13
Year of Lease Expirations

(% Office Portfolio ABR)
(1)
Well-managed Office Lease Terms
(% Retail Portfolio ABR)
(1)
Well-managed Retail Lease Terms
Year of Lease Expirations
4.2%
6.4%
10.7%
3.2%
6.4%
15.0%
5.1%
3.2%
3.9%
5.2%
7.7%
29.1%
0%
5%
10%
15%
20%
25%
30%
35%
2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 There-
after
1.8%
7.7%
10.0% 10.1%
11.0%
9.5%
20.8%
7.8%
2.6%
7.0%
4.2%
7.4%
0%
5%
10%
15%
20%
25%
30%
35%
2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 There-
after

Company Overview Stable Portfolio Development Pipeline Construction Fee Business Agenda 10

Next Generation Pipeline NOI
Identified Pipeline NOI

Value Creation of Pipeline Portfolio 11 $12M - $14M $8M - $10M ~3 Years Stabilized Portfolio NOI

Company Overview Stable Portfolio Development Pipeline Construction Fee Business Agenda 12

CEO Remarks Lou Haddad

Development Update Tony Nero, President of Development

$ in thousands
Property Location Property Type Estimated Cost
Estimated Date
of Completion
4525 Main Street (Main Street Office) Virginia Beach, VA Office 50,863 $              Q3 2014
Encore Apartments (Main Street
Apartments)
Virginia Beach, VA Multifamily 32,845                   Q3 2014
Whetstone Apartments (Jackson Street
Apartments)
Durham, NC Multifamily 27,857                   Q3 2014
Sandbridge Commons Virginia Beach, VA Retail 13,675                   Q1 2015
Brooks Crossing Newport News, VA Office 12,793                   Q1 2015
Greentree Shopping Center Chesapeake, VA Retail 5,402                     Q3 2014
Liberty Apartments (Apprentice School
Apartments)
Newport News, VA Multifamily 31,900
Q4 2013
(1)
175,335 $
(1) Could be delayed up to 2 months
Pipeline Represents ~ $175 Million
New Projects to be delivered in 2014 - 2015

4525 Main Street 16

Encore Apartments 17

Whetstone Apartments 18

ARMADA HOFFLER PROPERTIES

THE WHETSTONE
APARTMENTS
NORTH
PARKING
AMERICAN
TOBACCO
CAMPUS
DPAC
EAST
PARKING
SOUTH
PARKING
DURHAM BULLS
NC 147
N

Whetstone Apartments 19

ARMADA HOFFLER PROPERTIES

STARBUCKS COFFEE
Harris Teeter

Sandbridge Commons 20

ARMADA HOFFLER PROPERTIES

NEWPORT NEWS POLICE
SOUTH PRECINCT
NEWPORT NEWS POLICE SOUTH PRECINCT

Brooks Crossing 21 21

ARMADA HOFFLER
PROPERTIES
PARCEL B3
PARCEL B2
JR. ANCHOR
SMALL SHOPS
GROCERY
PARCEL B4
PARCEL B2
PARCEL B1
KEMPSVILLE ROAD
(VARIABLE WIDTH PUBLIC R/W)
MATCH LINE THIS SHEET

Greentree Shopping Center 22

ARMADA HOFFLER PROPERTIES

JHU CHARLES VILLAGE MIXED-USE PROJECT

PEDESTRIAN VIEW ALONG ST. PAUL ST.

BALTIMORE, MARYLAND

SEPTEMBER 06, 2013

33RD & ST. PAUL

DESIGNCOLLECTIVE

© DESIGN COLLECTIVE, INC., 2013, ALL RIGHTS RESERVED

Johns Hopkins Project 23

Liberty Apartments 24

Development Update Tony Nero, President of Development

The Stable Portfolio Shelly Hampton, President of Asset Management

Asset Management Objectives • Value Maximization • Risk Management Diverse, Stable Portfolio Lease Expiration and Rollover Strategies Agenda 27

Asset Management Objectives • Value Maximization • Risk Management Diverse, Stable Portfolio Lease Expiration and Rollover Strategies Agenda 28

Asset Management Objectives • Value Maximization • Risk Management Diverse, Stable Portfolio Lease Expiration and Rollover Strategies Agenda 29

Office
•
7 properties 1.0 million SF
•
93.4% occupied
•
294,000 SF in pipeline
Retail
•
15 properties 1.1 million SF
•
94.6% occupied
•
90,600 SF in pipeline
Multi-Family
•
2 properties totaling 626 units
•
91.2% occupied
•
Estimated 688 units in pipeline
Diverse, Stable Mid-Atlantic Portfolio

Portfolio by Asset Class
(% Total Portfolio ABR)
_____________________
As of 6/30/13
Office
44.6%
Retail
37.8%
Multifamily
17.6%

Asset Management Objectives • Value Maximization • Risk Management Diverse, Stable Portfolio Lease Expiration and Rollover Strategies Agenda 31

Strategy for Office Lease Rollover
_____________________
(1) Occupancy as of 12/31 for each period except for 2013 Q2
(2) As of 6/30/13
Year of Lease Expirations

98.3%
98.8%
98.2%
98.0%
96.0%
92.4%
94.1%
93.4%
50%
60%
70%
80%
90%
100%
2006 2007 2008 2009 2010 2011 2012 2013 Q2
4.2%
6.4%
10.7%
3.2%
6.4%
15.0%
5.1%
3.2%
3.9%
5.2%
7.7%
29.1%
0%
5%
10%
15%
20%
25%
30%
35%
2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 There-
after
(% Office Portfolio ABR)
(2)
Well-managed Lease Terms
Historical Occupancy
(1)

Strategies for Office Lease Vacancies 33 6.6% Office Vacancy - by Property _____________________ As of 6/30/13 One Columbus Oyster Point Armada Hoffler Tower Two Columbus Richmond Tower

ARMADA HOFFLER PROPERTIES

BED BATH & BEYOND
California Pizza Kitchen
The Cheesecake Factory
Every Season Starts at DICK'S Sporting Goods
Harris Teeter
The Home Depot
Kroger
P.F. Chang's
PetSmart
Regal Cinemas
Ruth's Chris Steak House
Walgreens
Yard House
Costco Wholesale

Attractive Portfolio Fundamentals
Retail
_____________________
(1) Occupancy as of 12/31for each period except for 2013 Q2
(2) Excludes ground leases
(3) As of 6/30/13
Year of Lease Expirations

(% Retail Portfolio ABR) (2)(3)
Well-managed Lease Terms
1.8%
7.7%
10.0% 10.1%
11.0%
9.5%
20.8%
7.8%
2.6%
7.0%
4.2%
7.4%
0%
5%
10%
15%
20%
25%
97.6% 97.6%
95.6%
94.6%
93.4% 93.5%
93.9%
94.6%
50%
60%
70%
80%
90%
100%
2006 2007 2008 2009 2010 2011 2012 2013 Q2
Historical Occupancy
(1)
Representative Tenants

Strategy for Retail Lease Vacancy

5.4%  Retail Vacancy - by Property
_____________________
As of 6/30/13
Hanbury Village
North Point Center
Dick's at Town Center
Studio 56 Retail
Bermuda Crossroads
Broad Creek Shopping
Center
Gainsborough Square

Multifamily Overview
The Cosmopolitan Apartments
Virginia Beach, VA
342 units
Built in 2006
(3)
Smith’s Landing
Blacksburg, VA
284 units
Built in 2009
Historical Occupancy
(1)
_____________________
(1) Occupancy as of 12/31for each period except for 2013 Q2
(2) Represents estimates that may change as the development process proceeds
(3) 2007 was first year of operations
85.7%
88.9%
85.9%
95.5%
93.3%
94.9%
91.2%
50%
60%
70%
80%
90%
100%
2007 2008 2009 2010 2011 2012 2013 Q2
Our contributed portfolio consists of 2 properties totaling 626 units that are 91.2%
occupied with an additional 3 properties and 688 units in the pipeline
(2)

The Stable Portfolio Shelly Hampton, President of Asset Management

Construction Insight Eric Apperson, President of Construction

•
Support development pipeline
–
Provide accurate insight into construction cost environment
–
Manage construction costs
throughout development project
–
Manage construction risks
throughout development projects
–
Ensure timely delivery of REIT’s development pipeline projects
•
Source both third-party construction projects and development pipeline opportunities by projecting strength, skill, and success to existing and potential clients
•
Provide consistent source of incrementally accretive FFO
Benefits of Construction Platform

Risk:  Subcontractor financial status, safety record, insurance coverage, licensure, staff, etc.
–
Solution:  Prequalification process conducted by our staff
accountants, safety department, preconstruction department
and executives.
Risk:  Owner contract terms
–
Solution:  Complete review and specific negotiations of terms.
Risk:  Project cost control
–
Solution:  Monthly review of accounting reports and quarterly detailed analysis performed by project management,
controller and construction executives.
Managing Successful Construction
Projects – Risk Management

•
Risk:  Subcontractors paying their suppliers and sub-subcontractors
–
Solution:  Conduct monthly supplier payment inquiries and/or require joint checks.
•
Risk:  Stored material payments to subcontractors
–
•
Risk:  Deposits for material
–
Solution:  Require an advanced payment bond to ensure that
we have collateral.
Managing Successful Construction
Projects –
Risk Management (continued)

Solution:  Detailed process including requiring affidavits,
invoices, bill of sale, lien waivers or joint checks, insurance, and physical confirmation of material.  This ensures that we are getting value for the payment, that the payment gets to the
provider, that we own the material, and that it is insured.

•
Risk:  Subcontract and supplier procurement
–
Solution:  Require a material and purchasing tracking log for each project.  These logs determine the dates for bidding the trade work, contracting the trade work, material and system
submittal and show fabrication and delivery time frames.
•
Risk:  Schedule management and delays
–
Solution:   The best way to manage is by being proactive and
communicate.   Prepare a schedule with enough time to
perform the work including a reasonable amount of weather
related impact days.  We typically use Saturday as a make-up day for time lost during the week.  Monitor and manage the
schedule daily by the superintendent, weekly in staff meetings,
and discuss monthly with the owner.   Follow all notice
provisions in the owner contract regarding lost production due to weather related impacts.
Managing Successful Construction
Projects –
Risk Management (continued)

Case Study on a Challenging
Construction Projects

Four Seasons / Legg Mason
•
Slurry Wall – 30” thick slurry wall installed around a 3.5 acre site within 20’ of Baltimore’s Inner Harbor (Patapsco River).
•
Mass excavation – Excavate 240,000 cubic yards of dirt, to a depth of 65’ below street level.
•
Impacted Soil – Adjacent to Allied Signal Superfund chromium site.
The site had inherent groundwater issues.  Special provisions necessary to ensure no ground water migration during
construction.
•
35% MBE participation – 28% MBE and 7% WBE
•
Four Seasons Hotel Five-star quality finishes
•
LEED – Legg Mason tower is certified
•
Schedule – one year from pouring the slab on grade to substantial completion of a 520,000 SF, 25-story office tower including Legg
Mason’s interior improvements.

Harbourside Project
Case Study on a Challenging
Construction Projects

•
The project is in very close proximity to both the Potomac River and
Rock Creek.
•
There were historic piles (George Washington era) in Rock Creek that could not be disturbed requiring detailed protection of the creek bank.
•
The schedule had to acknowledge the prohibition of work
adjacent to Rock Creek during shad spawning season.
•
The project included an underground parking garage that was
within 20 feet of Rock Creek requiring the full building perimeter to be surrounded by sheet piling and a down hole pump dewater
system to prevent water infiltration into the construction site.
•
Part of the project included the Swedish Embassy.  The concept design was from the winner of a Swedish design competition.  At the request of the Swedish Government, a Swedish glass
subcontractor furnished and installed the exterior glass, including mobilizing a Swedish work force for the installation.

•
$117.3 million in Total Value under Contract
•
$59.1 million in Cost in Place
•
$58.2 million in Cost to Complete
•
$200.0 million in Total Value under Negotiation
Third Party Construction Pipeline
Update

_____________________
As of 6/30/13

Construction Insight Eric Apperson, President of Construction

Financial Highlights Mike O’Hara, Chief Financial Officer

ARMADA HOFFLER PROPERTIES

✓

✓

✓

WILLIAMS MULLEN
WILLIAMS MULLEN

2Q 13 Highlights Managing the Balance Sheet Second half of 2013 Agenda 48

Pro Forma Core Funds from
Operations

$ in Thousands Three months ended
Funds from Operations (FFO) 6/30/2013
(Unaudited)
Net income $8,404
Depreciation and amortization 4,020
Gain on acquisitions (9,460)
Real estate joint ventures (78)
FFO, as defined by NAREIT 2,886
Pro Forma FFO
FFO, as defined by NAREIT 2,886
Interest expense 1,060
Real estate joint ventures 285
General and administrative expenses (200)
Pro Forma FFO 4,031
Pro Forma Core FFO
Pro Forma FFO 4,031
Loss on extinguishment of debt 1,125
Non-cash stock compensation 769
Impairment charges 533
Pro Forma Core FFO $6,458
Pro Forma Core FFO per share $0.20
Common Shares and Units Outstanding 32,223

ARMADA HOFFLER
PROPERTIES

✓

✓

✓

WILLIAMS MULLEN

2Q13 Highlights Managing the Balance Sheet Second half of 2013 Agenda 50

ARMADA HOFFLER PROPERTIES

2013
2014
2015
2016
2017 and thereafter

Debt Maturity $ in Thousands 51 _____________________ As of 6/30/13 $- $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000

ARMADA HOFFLER PROPERTIES

- ✓
- ✓
- ✓

WILLIAMS MULLEN

2Q13 Highlights Managing the Balance Sheet Second half of 2013 Agenda 52

CEO Summation Lou Haddad

ARMADA HOFFLER PROPERTIES

ARMADA HOFFLER
PROPERTIES

Summation 54 Development Construction Asset Management

Q&A